UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Professional Diversity Network, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 12, 2020

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2020 Annual Meeting of Stockholders of Professional Diversity Network, Inc. (the “Company”). The meeting will be held at the Company’s offices at 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60607, on June 25, 2020, at 9:00 a.m., Central Time.

At the meeting, you and the other stockholders will be asked to vote on the proposals described in detail in the notice of meeting on the following page and the accompanying proxy statement. The proxy materials are being mailed on or about May 12, 2020 to our stockholders of record and beneficial owners as of the close of business on the record date, May 11, 2020.

It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the meeting in person, please vote electronically via the Internet, by telephone or by completing, signing, dating and returning the proxy card included with a paper copy of this proxy statement as promptly as possible. See “Voting” in the proxy statement for more details. Voting electronically, by telephone or returning your proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

Thank you for your continued interest in the Company. We look forward to seeing you at the meeting.

Sincerely,

/s/ Xin (Adam) He
Xin (Adam) He
Interim Chief Executive Officer and Chief Financial Officer

PROFESSIONAL DIVERSITY NETWORK, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 25, 2020

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Professional Diversity Network, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices, at 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60607, on June 25, 2020, at 9:00 a.m., Central Time, for the following purposes:

1. To elect five (5) directors to serve until the next Annual Meeting of Stockholders (and until their successors are duly elected and qualified);

2. To ratify the appointment by the Company’s Audit Committee of Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3. To conduct an advisory vote on the compensation of our named executive officers; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 11, 2020 as the record date for the determination of the holders of our common stock entitled to notice of and to vote on all matters presented at the Annual Meeting and at any adjournments or postponements.

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company’s offices, at 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60607, and will also be available for examination by any stockholder at the Annual Meeting until its adjournment.

Your vote is very important. Please submit your proxy as soon as possible by using the Internet, telephone or mail. Submitting your proxy by one of these methods will ensure your representation at the Annual Meeting regardless of whether you attend the meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy as described in proxy statement so that your vote will be counted if you are unable to attend the Annual Meeting.

Copies of the proxy statement and of our annual report for the fiscal year ended December 31, 2019 are available by visiting the following website: www.proxyvote.com.

By Order of the Board of Directors

/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

Chicago, Illinois

May 12, 2020

PROFESSIONAL DIVERSITY NETWORK, INC.

PROXY STATEMENT

PROXY STATEMENT

Professional Diversity Network, Inc.

801 W. Adams Street, Sixth Floor

Chicago, Illinois 60607

ANNUAL MEETING

To Be Held on June 25, 2020

THE ANNUAL MEETING

The enclosed proxy is solicited by and on behalf of the board of directors (the “Board”) of Professional Diversity Network, Inc., a Delaware corporation (“Professional Diversity Network,” the “Company” or “PDN”), for use at Professional Diversity Network’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 25, 2020 at 9:00 a.m., Central Time, at the Company’s offices, at 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60607, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

We anticipate that mailing of this proxy statement and form of proxy to our stockholders will commence on or about May 12, 2020. This proxy statement and the form of proxy relating to the Annual Meeting will also be made available on the Internet to stockholders on the date that the proxy materials are first sent.

Record Date and Outstanding Shares

The Board has fixed the close of business on May 11, 2020 as the record date for the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, $0.01 par value per share (“Common Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each holder of Common Stock on the Record Date is entitled to one vote for each share on all matters to be voted upon at the Annual Meeting. As of the close of business on the Record Date, there were approximately 10,925,859 shares of Common Stock outstanding and entitled to vote.

Quorum and Vote Required

Quorum. The holders of record of a majority of the aggregate voting power of the Common Stock issued and outstanding and entitled to be voted, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. In the event there are not sufficient shares present to establish a quorum or to approve proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Vote Required. Holders of Common Stock are entitled to one vote for each share held as of the Record Date on all matters to be voted on. In the election of directors (Proposal 1), the Board will be elected by a plurality of the voting power of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Each stockholder is entitled to vote in favor or withhold his, her or its vote with respect to each individual nominee or all nominees. Votes that are withheld will have no effect on the outcome of the election of directors. The Company’s Bylaws provide that, except as otherwise provided by applicable law, the rules of the Nasdaq Stock Market, the Company’s Certificate of Incorporation or the Bylaws, all matters other than the election of directors will be decided by the vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter, provided that a quorum is present. The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on such proposal is required to approve Proposal 2 (Auditing Firm Ratification Proposal) and Proposal 3 (Advisory Vote on Executive Compensation). None of the proposals are contingent upon the approval of any other proposal.

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Abstentions. Abstentions will be counted for purposes of determining a quorum at the Annual Meeting. Abstentions are not considered votes cast and therefore will have no effect on the outcome of Proposal 1 (Election of Directors). Abstentions with respect to Proposal 2 (Ratifying the Selection of Auditing Firm) or Proposal 3 (Advisory Vote on Executive Compensation) will have the same effect as a vote against such proposal.

Broker Discretionary Voting. If your shares are held in a brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being sent to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote. If you do not give instructions to your brokerage firm or bank, it will still be able to vote your shares with respect to “discretionary” proposals, but will not be allowed to vote your shares with respect to “non-discretionary” proposals. The Company expects that Proposal 2 (Ratifying the Selection of Auditing Firm) will be considered to be a discretionary proposal on which banks and brokerage firms may vote. The Company expects that all other proposals being presented to stockholders at the Annual Meeting will be considered to be non-discretionary items on which banks and brokerage firms may not vote. Therefore, if you do not instruct your broker or bank regarding how you would like your shares to be voted, your bank or brokerage firm will not be able to vote on your behalf with respect to these proposals. In the case of these non-discretionary items, the shares will be treated as “broker non-votes.” Broker non-votes are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. Your failure to give instructions to your bank or broker will not affect the outcome of Proposal 1, because broker non-votes are not considered votes cast, nor the outcome of Proposal 2 or Proposal 3 because Proposal 2 and Proposal 3 require the affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on these proposals broker non-votes will not be deemed “entitled to vote on the proposal” and therefore broker non-votes are not counted in the vote for these proposals.

Shares Not Present in Person or by Proxy at the Annual Meeting. Shares not present in person or by proxy at the Annual Meeting will not be counted for purposes of determining a quorum at the Annual Meeting and will have no impact on the outcome of Proposal 1, Proposal 2 or Proposal 3.

Expenses of Proxy Solicitation

Officers, directors and other employees of the Company may solicit proxies in person or by regular mail, electronic mail, facsimile transmission or personal calls. These persons will receive no additional compensation for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses.

The Company will pay all of the expenses of soliciting proxies to be voted at the Annual Meeting. Banks, brokerage firms and other custodians, nominees or fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. They will be reimbursed for their reasonable out-of-pocket expenses incurred in that regard.

Voting Methods

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 24, 2020.

Vote on the Internet

If you have Internet access, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on the secure website. If you vote on the Internet, you do not have to mail in a proxy card.

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Vote by Telephone

You can also vote by telephone by calling 1-800-690-6903. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote on by telephone, you do not have to mail in a proxy card.

Vote by Mail

If you choose to vote by mail, complete, sign and date the proxy card included with a paper copy of this proxy statement, and return it to the attention of the Company’s Secretary at the Company’s offices, at 801 W. Adams Street, Sixth Floor, Chicago, IL 60607. Please allow sufficient time before the date of the Annual Meeting for mailing if you decide to vote by mail.

Vote at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

Street name holders may submit a proxy by telephone or the Internet if their bank or broker makes these methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you submit a proxy by telephone or via the Internet you should not return the proxy card included with a paper copy of this proxy statement. If you hold your shares through a bank, broker or other nominee you should follow the voting instructions you receive from your bank, broker or other nominee.

Revocability of Proxy

If you are the holder of record for your shares, you may revoke your proxy at any time before it is exercised at the Annual Meeting by taking either of the following actions: (i) delivering to the Company’s Secretary a revocation of the proxy or a new proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting; or (ii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. Stockholders may also revoke a prior proxy submitted by telephone or on the Internet by providing later voting instructions for voting of a later proxy prior to 11:59 P.M. Eastern Time the night of the last business day, June 24, 2020, before the date of the Annual Meeting.

Appraisal Rights

Stockholders have no appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Professional Diversity Network recommends that Professional Diversity Network stockholders vote FOR the election of each nominee for director (Proposal 1), FOR the ratification of the Company’s selection of Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm (Proposal 2), and FOR the advisory vote on executive compensation (Proposal 3).

PROPOSAL 1: NOMINATION AND ELECTION OF DIRECTORS

Nominees for Director

The Board has determined to reduce the size of the Board from seven (7) to five (5) and nominated the five persons listed below to be elected as directors at the Annual Meeting. Directors are to be elected by a plurality vote of the voting power of the Common Stock present in person or by proxy at the Annual Meeting to serve until the next Annual Meeting and until their successors have been duly elected and qualified. All of the nominees are currently members of the Board.

The following table provides the name, age and position of each of our nominees of the Board as of the date of this proxy statement. There are no family relationships between our executive officers and directors.

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Name	Age	Position

Courtney Shea	59	Director (1), (2)
Michael D. Belsky	61	Director (1), (2), (3)
Xin (Adam) He	47	Director, Interim CEO, CFO
Lida Fang	62	Director (1), (3)
Hao (Howard) Zhang	52	Director (2), (3), Chairman of the Board

(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating and corporate governance committee.

Set forth below is the name of each nominee for election to the Board, as well as each such person’s age, his or her current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company that employs such person, if any, the period during which such person has served as a director of the Company, all positions and offices that such person holds with the Company and such person’s directorships over the past five years in other companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or companies registered as an investment company under the Investment Company Act of 1940 and the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company.

Michael D. Belsky (age 61) has been a member of the Board since January 2018. Mr. Belsky is the Executive Director of the Center for Municipal Finance at Harris and teaches a course on the fundamentals of municipal bonds as part of the Municipal Finance Certificate Program. Mr. Belsky was previously the Managing Director for Fixed Income at Greenwich Investment Management a firm specializing in High Yield Municipal Bonds. Prior to joining the firm he worked in the municipal finance industry for over 30 years. From 2009 to 2011 he developed a credit review process for Chicago-based C.W. Henderson and Associates, a $3 billion municipal bond investment advisory firm. Mr. Belsky spent most of his career as Group Managing Director of the Public Finance Group at Fitch Ratings. He worked at the rating agency from 1993 to 2008 and was named top rating agency executive in public finance by institutional investors three years in a row (Smith’s Research and Ratings Review Municipal All Star Team, 2005–07). Mr. Belsky also served two terms as a member of the City Council in Highland Park, Illinois (1995–2003), and two terms as mayor (2003–11). Under his leadership the city received national recognition in the areas of environmental sustainability, budgeting, financial reporting, affordable housing and local health initiatives. The city maintained a triple-A rating by Moody’s Investors Service throughout his tenure. From 2008 to 2011 Mr. Belsky was a member of the Governmental Accounting Standards Board, a national body that sets accounting and financial reporting standards for state and local governments. Mr. Belsky received a BA in urban studies from Lake Forest College and an MA in public policy from the University of Chicago.

Lida Fang (age 62) joined our Board in October 2018. She has extensive experience and resources in the media industry and has been actively promoting the career development of Chinese women. From March 2001, Ms. Fang has been serving as the editor in chief of magazine Illustrated Newspaper of Macao, Hong Kong and Taiwan. From 2001 to 2017, Ms. Fang served as a member of the committee of Beijing Liaison Committee of China Democratic National Construction Association. Since 2008, Ms. Fang has been working as the vice academic dean of Beijing Charity Academy. Ms. Fang received her MBA from Beihang University in 2004 and her bachelor degree in Computer Science from HeFei University of Technology in 1985. Ms. Fang was originally nominated to our Board under the terms of a stockholders’ agreement (the “Stockholders’ Agreement”) entered into between the Company and Cosmic Forward Limited (“CFL”), our largest stockholder, which agreement grants to CFL the right to designate one director nominee for every 9.9% of the total voting power of our common stock that CFL beneficially owns, up to a maximum of six directors.

Hao (Howard) Zhang (age 52) has been a member of the Board since November 2016, further elected as the Chairman of the Board in March 2020. Mr. Zhang is a private investor based in China. Mr. Zhang has served as a director of Wealth Power Global Trading Limited since June 2015. Mr. Zhang was originally nominated to our Board under the terms of a stockholders’ agreement entered into between the Company and CFL.

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Courtney C. Shea (age 59) joined our Board on March 22, 2019. She has over 30 years of professional experience in municipal advisory and investment banking. Ms. Shea is a managing member of Columbia Capital Management, LLC, which she joined in 2013. She served as the head of Chicago office and senior vice president at Acacia Financial Group, Inc. from 2009 to 2013. She was also the head of Chicago office and managing director of Siebert Branford Shank & Co, LLC from 2006 to 2008. She served as the national department manager at LaSalle Financial Services from 2001 to 2006. Ms. Shea has been a member of the Board of Center for Municipal Finance at Harris School of Public Policy, University of Chicago since 2016 and a member of the National Association of Bond Lawyers since 2010. She chaired the Illinois State Securities Advisory Committee from 1995 to 1998 and was a member there from 1991 to 1995. She was also a member of the State of Illinois Banking Board from 2001 to 2002. In addition, Ms. Shea established the National Women in Public Finance as a co-founder in 1996. Ms. Shea received her MBA degree from the University of Chicago in 1985, her Juris Doctor degree from Loyola University Law School in 1983 and her bachelor degree in Economics from University of Notre Dame in 1980.

Xin (Adam) He (age 47) joined the Board in January 2018, initially serving as audit committee chair of the Board. He was appointed as the Company’s Chief Financial Officer in March 2019 and stepped down from the Board in connection with such appointment. He was nominated to the Board by CFL in November 2019 and was appointed as the Company’s Interim Chief Executive Officer around the same time. Previously, Mr. He was Chief Financial Officer of Wanda USA Group, a Fortune Global 500 company, since May 2012, where he managed two projects: a 101-story landmark “Vista Tower” development in downtown Chicago, and NYSE traded AMC Entertainment Holdings, Inc., the largest movie exhibitor owning and operating 660 theatres primarily located in the United States. He also served as an independent board director at several Nasdaq listed companies. From 2010 to 2012, he served as Financial Controller of NYSE listed Xinyuan Real Estate Co., a top developer of large scale, high quality residential real estate projects. Previously, Mr. He served as an auditor at Ernst & Young, LLP in New York, and held various roles at Chinatex Corporation and an architecture company. He is a member of the Financial Executives International and vice chair of the China General Chamber of Commerce Chicago. Mr. He obtained a Master of Science in Taxation from Central University of Finance and Economics in Beijing, and a Master of Science in Accounting from Seton Hall University in New Jersey. He is a Certified Public Accountant, both in China and in US.

Required Vote

In order to be elected to the Board, each nominee must receive a plurality of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting. Stockholders may only vote for or withhold their votes for the election of the nominees to the Board. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum. Votes that are withheld, abstentions and broker non-votes will have no effect on the election of directors. Unless instructions to the contrary are specified, as permitted by applicable law and the rules of the Nasdaq Stock Market, the proxy holders will vote the proxies received by them “FOR” each of the director nominees.

Recommendation of the Board of Directors

The Board recommends that the stockholders vote “FOR” the election of all of the nominees as directors.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

Committees of the Board

Audit Committee. The Audit Committee was established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee’s primary functions are:

●	to assist the Board with the oversight of the Company’s financial reporting process, accounting functions and internal controls; and

●	the appointment, compensation, retention and oversight of the work of any registered public auditing firm employed by the Company for the purpose of preparing or issuing an audit report or related work.

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The Audit Committee currently consists of Michael Belsky (Audit Committee Chair), Lida Fang and Courtney C. Shea, each of whom is deemed independent under the rules of the NASDAQ Stock Exchange. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, both with and without management present. The Board has determined that Ms. Shea is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K under the Exchange Act. A copy of the Audit Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Compensation Committee. The Compensation Committee operates under a charter approved by the Board. The Compensation Committee’s primary functions are:

●	annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s overall compensation levels based on this evaluation;

●	annually reviewing and approving the annual base salaries and annual incentive opportunities of the Chief Executive Officer and the other executive officers;

●	reviewing and approving the following as they affect the Chief Executive Officer and the other executive officers: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; and (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and

●	monitoring and evaluating matters relating to the compensation and benefits structure of the Company as the Compensation Committee deems appropriate, including: (a) providing guidance to senior management on significant issues affecting compensation philosophy or policy and (b) evaluating whether the risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

The Compensation Committee currently consists of Michael D. Belsky (Compensation Committee Chair), Hao (Howard) Zhang and Courtney Shea. The Compensation Committee also has authority to delegate its responsibilities to a subcommittee. The Company and the Compensation Committee may, from time to time, directly retain the services of consultants or other experts to assist the Company or the Compensation Committee, as the case may be, in connection with executive compensation matters. The Compensation Committee does not believe the risks from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

A copy of the Compensation Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a charter approved by the Board. The Nominating and Corporate Governance Committee’s primary functions are:

●	leading the search for individuals qualified to serve as members of the Board and conducting the appropriate inquiries with respect to such persons;

●	evaluating the size and composition of the Board and its committees and recommending any changes to the Board;

●	reviewing the qualifications of, and making recommendations regarding, director nominations submitted to the Company by shareholders;

●	reviewing the Board’s committee structure and recommending to the Board for its approval directors to serve as members of each committee; and

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●	reviewing and recommending committee slates annually and recommending additional committee members to fill vacancies as needed.

The Nominating and Corporate Governance Committee currently consists of Hao (Howard) Zhang (Nominating and Corporate Governance Committee Chair), Michael D. Belsky and Lida Fang. A copy of the charter of the Nominating and Corporate Governance Committee is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Attendance at Board and Committee Meetings

During the fiscal year ended December 31, 2019, the Board held a total of 15 meetings. Each member of the Board, other than Hao (Howard) Zhang and Haibin Gong, attended 80% or more of the meetings of the Board and of the committees of which the director was a member during the fiscal year ended December 31, 2019. The Company does not have a policy regarding director attendance at Annual Meetings of stockholders, however, all directors are strongly encouraged to attend.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our board has determined that Mr. Belsky,,Mr. Zhang,,,Ms. Fang and Ms. Shea are “independent directors” as defined by Rule 5605(a)(2) of the Nasdaq Stock Market. Under the terms of the Stockholders’ Agreement, CFL has right to designate one director nominee for every 9.9% of the total voting power of our common stock that CFL beneficially owns, up to a maximum of six directors. CFL currently owns approximately 31.5% of the total outstanding commons stock of the Company and has appointed Mr. Zhang, Ms. Fang and Mr. He as directors pursuant to its right under the stockholders’ agreement.

Board Leadership Structure

The Board does not have a policy requiring that the roles of Chief Executive Officer and Chairman of the Board be separate. The Board believes that the Company and its stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer as well as other circumstances. Mr. Hao (Howard) Zhang was nominated as the Chairman of the Board by CFL pursuant to its right under the Stockholders’ Agreement. Additionally, because four of the Company’s five Board members have been determined by the Board to be “independent,” the Board believes that its current structure provides sufficient independent oversight of management given the Company’s current size, and therefore, the Board has not designated a lead independent director.

Board’s Role in Management of Risk

The Company faces numerous risks more fully described in the Company’s annual and quarterly reports filed with the SEC. The Company’s management bears responsibility for the day-to-day management of risks the Company faces and for communicating the most material risks to the Board and its committees. The Board, as a whole and through its committees, is responsible for company-wide oversight of risk management. The Board and its committees perform their risk management function principally through the receipt of regular reports from management and discussions with management regarding risk assessment and risk management. In its risk oversight role, the Board is responsible for satisfying itself that the risk management processes described and implemented by management are adequate and functioning as designed.

Board Nominee Process

The Board has adopted a Nominating and Corporate Governance Committee Charter, which includes the Company’s general director nomination policies.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) believes that it is in the best interest of the Company and its stockholders to obtain highly-qualified candidates to serve as members of the Board. In addition to any past or future policies adopted by the Board, with respect to director nominations, the Nominating Committee will consider any additional factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

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The Nominating Committee Charter specifically requires the Nominating Committee to develop a Board that reflects diversity among its members. The Nominating Committee is able to assess the effectiveness of the Company’s policy regarding diversity through its regular, required monitoring of the composition of the Board and its committees. Further, in connection with such regular monitoring, the Nominating Committee Charter specifically requires the Nominating Committee to determine whether it may be appropriate to add individuals with different backgrounds or skills to the Board.

The Nominating Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisors and executive search firms. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the procedures governing such recommendations in the Company’s bylaws and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources.

Stockholder Communication with the Board of Directors

Stockholders may communicate with one or more directors or the Board as a whole by sending written communications addressed to such person or persons to the Secretary, Professional Diversity Network, Inc., 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60607, or by sending electronic mail to investors@ipdnusa.com. All communications will be compiled by the Secretary and relayed to the applicable director or directors.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our corporate website at www.ipdnusa.com. Any amendment to, or waiver from, a provision of such code of ethics will be posted on our website. Information on the Company’s website is not incorporated by reference herein.

Certain Relationships and Related Party Transactions

The following is a summary of transactions, since January 1, 2018, to which we have been a party in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets at December 31, 2018 and December 31, 2019, and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock or certain other related persons had or will have a direct or indirect material interest, other than compensation arrangements that are described under the section entitled “Executive Compensation.”

Policy Regarding Review, Approval or Ratification of Related Party Transactions

The charter of the Company’s Audit Committee sets forth the Company’s policies and procedures for the review, approval or ratification of transactions in which the Company is a participant and the amount exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. The Audit Committee charter expressly states that the review and approval of such transactions is among the responsibilities of the Audit Committee, unless otherwise delegated to another committee of the Board consisting solely of independent directors. The Audit Committee is authorized to engage independent counsel and other advisers as it determines is necessary to carry out its duties, including with respect to its review of related party transactions. There are no additional policies stating the standards required to be met for such transactions to be approved; accordingly, the Audit Committee will act within its discretion, subject to its fiduciary and other duties, in deciding whether to approve any related party transaction.

Executive Compensation

In this section, we describe our compensation programs and policies and the material elements of compensation for the year ended December 31, 2019 for our Chief Executive Officer, and our most highly compensated executive officers, other than our Chief Executive Officer, whose total compensation was in excess of $100,000. Other than as disclosed below, we did not have any other employee whose compensation was such that executive compensation disclosure would be required but for the fact that they were not executive officers as of the end of the last fiscal year. We refer to all individuals whose executive compensation is disclosed herein as our “named executive officers.”

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Our Compensation Committee is responsible for reviewing and evaluating the components of our compensation programs, including employee base salaries and benefit plans. The Compensation Committee will provide advice and recommendations to the Board on such matters. See “Corporate Governance-Meetings and Committees of the Board of Directors” for further details on the role of the compensation committee.

Compensation Consultants

The Company and the Compensation Committee may, from time to time, directly retain the services of consultants and other experts to assist the Company or the Compensation Committee in connection with executive compensation matters. Currently, the Company has not engaged any such compensation consultant.

Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2019 and December 31, 2018 by the persons who served as our Chief Executive Officer and our two most highly compensated executive officers, other than our Chief Executive Officer, whose total compensation was in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Xin (Adam) He, Interim Chief Executive Officer and Chief Financial Officer (1)	2019	$161,180	$—	$53,400	(2)	$—	$214,580
Maoji (Michael) Wang,	2019	$266,667	$—	$—		$—	$266,667
Chief Executive Officer(3)	2018	$320,000	$—	$151,200	(4)	$—	$471,200
Star Jones,	2019	$300,000	$—	$—		$—	$300,000
President (5)	2018	$300,000	$—	—		$—	$300,000
Jingbo Song,	2019	$46,042	$—	$—		$—	$46,042
Co-executive Chairman (6)	2018	$325,000	$—	$162,000	(7)	$—	$487,000

(1)	Mr. He was appointed as our interim Chief Executive Officer on November 15, 2019 and Chief Financial Officer effective March 11, 2019.

(2)	Represents the grant date fair value of the stock options awarded to Mr. He on March 11, 2019 computed in accordance with FASB ASC Topic 718. On such date, Mr. Wang was granted an option to purchase 30,000 shares of the Company’s common stock at an exercise price of $2.23, of which one-third of such options were immediately exercisable on the date of the grant, one-third vested and became exercisable on March 11, 2020 and the remaining one-third will vest and become exercisable on March 11, 2021.

(3)	Mr. Wang was appointed as our Chief Executive Officer on December 22, 2016, and resigned on November 12, 2019.

(4)	Represents the grant date fair value of the stock options awarded to Mr. Wang on April 19, 2018 computed in accordance with FASB ASC Topic 718. On such date, Mr. Wang was granted an option to purchase 70,000 shares of the Company’s common stock at an exercise price of $2.82. Due to Mr. Wang resignation on Nov 12, 2019, all options expired and were cancelled as of March 31, 2020.

(5)	Ms. Jones served as our President since September 2014 and resigned from the Company effective December 31, 2019.

(6)	Represents the grant date fair value of the stock options awarded to Mr. Song on April 19, 2018 computed in accordance with FASB ASC Topic 718. On such date, Mr. Song was granted an option to purchase 75,000 shares of the Company’s common stock at an exercise price of $2.82. Due to Mr. Song resignation, all options expired and were cancelled as of March 31, 2020.

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(7)	Mr. Song was appointed as our Co-Executive Chairman effective January 12, 2017 and he resigned from the Board on February 20, 2019.

Employment Agreements with Named Executive Officers

He’s Employment Agreement

On March 11, 2019 (the “He Effective Date”), the Company entered into an employment agreement (the “He Employment Agreement”) with Mr. He, which term continues until terminated in writing by either party or earlier terminated pursuant to the provisions of the He Employment Agreement. Under the He Employment Agreement, Mr. He will receive an annual base salary of $200,000, subject to adjustment in the sole discretion of the Board or the Compensation Committee of the Board; provided however, that such annual base salary may not be decreased during Mr. He’s employment period. Mr. He will be eligible to receive an annual incentive bonus up to fifty percent (50%) of his base salary, based upon the achievement of one or more performance goals, targets, measurements and other factors, established for such year by the Compensation Committee. Mr. He will also participate in all benefit plans and programs, subject to certain conditions and exceptions, as are generally provided by the Company to its other senior executive employees.

Under the terms of the He Employment Agreement, Mr. He is subject to non-solicitation, non-competition and non-interference restrictive covenants during his employment and for the 12-month period following his termination. The He Employment Agreement also contains customary confidentiality, work product and return of Company property covenants.

In addition, Mr. He is entitled to severance pay if he is terminated without “cause” or resigns for “good reason,” each as defined in the He Employment Agreement. Upon such termination, Mr. He will be entitled to receive an amount equal to 30 days of his base salary, any earned but unpaid bonus for the year prior to the year of termination, and the pro rata portion of any bonus earned for the year in which termination occurs, as well as continuation of applicable benefits for a period of six months following his termination.

In connection with the approval of the He Employment Agreement, Mr. He also received a non-qualified stock option to purchase 30,000 shares of the Company’s common stock. The option will vest in accordance with the following schedule: (i) 1/3 of the shares underlying the option will vest immediately upon award, (ii) 1/3 of the shares underlying the option will vest on the first anniversary of the He Effective Date, and (iii) 1/3 of the shares underlying the option will vest on the second anniversary of the He Effective Date.

Outstanding Equity Awards at December 31, 2019

The following table sets forth the equity awards we have made to our named executive officers that were outstanding as of December 31, 2019.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested (#)	Market Value of shares or units that have not vested ($)
Maoji (Michael) Wang	210,000	—		$10.72	02/10/2020	—	—
Maoji (Michael) Wang	46,667	—		$2.82	02/10/2020	—	—
Xin (Adam) He	20,000	10,000	(1)	$2.23	03/11/2029	—	—

(1)	Represents the grant date fair value of the stock options awarded to Mr. He on March 11, 2019 computed in accordance with FASB ASC Topic 718. On such date, Mr. Wang was granted an option to purchase 30,000 shares of the Company’s common stock at an exercise price of $2.23, of which one-third of such options were immediately exercisable on the date of the grant, one-third vest and became exercisable on March 11, 2020 and the remaining one-third vest and become exercisable on March 11, 2021.

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Director Compensation

During 2019, we paid our non-employee directors the following fees in cash: (1) $5,000 annual retainer fee, (2) $25,000 of Restricted Stock Units, (3) a $1,000 retainer for those directors serving on the Audit Committee and a $4,000 retainer for the Audit Committee Chair, (4) a $500 retainer for those directors serving on the Compensation Committee and a $1,000 retainer for the Compensation Committee Chair, (4) a $500 retainer for those directors serving on the Nominating and Corporate Governance Committee and a $1,000 retainer for the Nominating and Corporate Governance Committee Chair.

Three directors, Mr. Wang, Mr. He, and Ms. Jones, served as our executive officers during 2019. As executive officers, these individuals are not compensated for their service as directors.

The following table details the total compensation earned by the Company’s non-employee directors in 2019:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Michael Belsky	$15,500	$0	$15,500
Lida Fang	$13,917	$0	$13,917
Hao (Howard) Zhang	$10,917	$0	$10,917
Courtney C. Shea (1)	$10,119	$0	$10,119
Haibin Gong	$8,916	$0	$8,916

(1)	Ms. Shea joined the Board on March 22, 2019.

The following table details the total compensation earned by the Company’s non-employee directors in 2018:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Xin (Adam) He (2)	$14,000	$0	$14,000
Michael Belsky	$11,500	$0	$11,500
Lida Fang	$3,458	$0	$3,458
Haibin Gong	$3,083	$0	$3,083
Hao (Howard) Zhang	$7,000	$0	$7,000
Courtney C. Shea	$0	$0	$0

(2)	Mr. He resigned from the Board and became our CFO on March 11, 2019.

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The table below sets forth the unexercised options held by each of our non-employee directors outstanding as of December 31, 2018 and 2019.

Name	Aggregate Number of Unexercised Stock Options Outstanding at December 31, 2018 and 2019
Xin (Adam) He (1)	-
Michael Belsky	-
Lida Fang	-
Haibin Gong	-
Hao (Howard) Zhang	-
Courtney C. Shea	-

(1)	Mr. He resigned from the Board and became our CFO on March 11, 2019.
(2)	Ms. Shea joined the Board on March 22, 2019.

The table below sets forth the number of Restricted Stock Units held by each of our non-employee directors outstanding as of December 31, 2018 and 2019.

Name	Aggregate Number of Restricted Stock Units at December 31, 2019	Aggregate Number of Restricted Stock Units at December 31, 2018
Xin (Adam) He (1)		8,865
Michael Belsky	9,832	8,865
Lida Fang	9,876	8,038
Haibin Gong	8,776	7,267
Hao (Howard) Zhang	32,386	8,865
Courtney C. Shea		-

(1)	Mr. He resigned from the Board and became our CFO on March 11, 2019.
(2)	Ms. Shea joined the Board on March 22, 2019.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Although the Company’s governing documents do not require the submission of this matter to stockholders, the Board of Directors considers it desirable that the appointment of Ciro E. Adams, CPA, LLC be ratified by the stockholders. In addition, even if the stockholders ratify the selection of Ciro E. Adams, CPA, LLC, the Audit Committee may in its discretion appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.

Representatives of Ciro E. Adams, CPA, LLC are expected to attend the Annual Meeting to make such statements as they may desire and respond to appropriate questions that may be asked by stockholders.

The Audit Committee and the Board recommend that you ratify this appointment.

Vote Required

The affirmative vote of a majority of the voting power of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to ratify the selection of Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail above, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 8 of this Proxy Statement. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

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EXECUTIVE OFFICERS

The following table provides the name, age and position of each of our executive officers. There are no family relationships between or among our executive officers and directors.

Name	Age	Position
Xin (Adam) He	47	Interim Chief Executive Officer and Chief Financial Officer

Adam He joined the Board in January 2018, initially serving as audit committee chair of the Board. He was appointed as the Company’s Chief Financial Officer in March 2019 and stepped down from the Board in connection with such appointment. He was nominated to the Board by CFL in November 2019 and was appointed as the Company’s Interim Chief Executive Officer around the same time. Previously, Mr. He was Chief Financial Officer of Wanda USA Group, a Fortune Global 500 company, since May 2012, where he managed two projects: a 101-story landmark “Vista Tower” development in downtown Chicago, and NYSE traded AMC Entertainment Holdings, Inc., the largest movie exhibitor owning and operating 660 theatres primarily located in the United States. He also served as an independent board director at several Nasdaq listed companies. From 2010 to 2012, he served as Financial Controller of NYSE listed Xinyuan Real Estate Co., a top developer of large scale, high quality residential real estate projects. Previously, Mr. He served as an auditor at Ernst & Young, LLP in New York, and held various roles at Chinatex Corporation and an architecture company. He is a member of the Financial Executives International and vice chair of the China General Chamber of Commerce Chicago. Mr. He obtained a Master of Science in Taxation from Central University of Finance and Economics in Beijing, and a Master of Science in Accounting from Seton Hall University in New Jersey. He is a Certified Public Accountant, both in China and in US.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 11, 2020 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and named executive officers as a group.

The percentage ownership information shown in the table is based upon a total of 10,925,859 shares of Common Stock outstanding as of May 11, 2020.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before the date that is 60 days after the date of this proxy statement. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address for each person or entity listed in the table is c/o Professional Diversity Network, 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60607.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% Stockholders
Cosmic Forward Limited	3,438,699	31.5%
Malven Group Limited	1,939,237	17.8%
EGBT Foundation LTD	1,265,823	11.6%
Executive Officers and Directors
Courtney C. Shea	8,090	*
Xin (Adam) He (1)	36,299	*
Michael Belsky	29,061	*
Haibin Gong	8,776	*
Lida Fang	9,896	*
Hao (Howard) Zhang	51,469	*
Directors and officers as a group (6 persons)	143,591	1.3%

(1)	Including 16,299 shares directly owned by Mr. He and vested options to acquire 20,000 shares at an exercise price of $2.23 per share.
*	Less than 1%

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Change in Control of the Company

On November 7, 2016, the Company consummated the issuance and sale of 1,777,417 shares of PDN’s common stock to CFL at a price of $9.60 per share (giving effect to PDN’s 1-for-8 reverse stock split effective on September 27, 2016), pursuant to the terms of a stock purchase agreement, dated August 12, 2016 (the “CFL Purchase Agreement”), with CFL (the “Share Issuance”). In addition, on November 7, 2016, PDN completed the purchase of 312,500 shares of its common stock, at a price of $9.60 per share, net to the seller in cash, less any applicable withholding taxes and without interest, pursuant to its previously announced partial issuer tender offer as disclosed in its Offer to Purchase, dated September 28, 2016, as amended.

CFL paid $17.1 million as the purchase price for the 1,777,417 shares of common stock issued to it in the Share Issuance, which shares, together with the 205,925 shares purchased by CFL at the closing of the Share Issuance from a PDN shareholder pursuant to an existing co-sale right, represented 51% of PDN’s outstanding shares of common stock, on a fully-diluted basis. Accordingly, as a result of CFL becoming the holder 51% of PDN’s outstanding shares of common stock, a change of control of the Company occurred. CFL paid such purchase price using proceeds from equity contributions to CFL made by each of CFL’s shareholders.

Additionally, on January 18, 2017, PDN consummated the Additional Share Issuance to CFL. As a result of the completion of the Additional Share Issuance, as of January 18, 2017, CFL beneficially owned 54.64% of our outstanding shares of common stock, on a fully diluted basis.

On November 15, 2019, CFL purchased additional 1,142,857 shares through a private stock transfer from an existing shareholder.

As discussed under the heading “Certain Relationships and Related Party Transactions,” CFL also has the right to nominate certain number of directors on our Board. As of the date of this Proxy Statement, CFL beneficially owns approximately 31.5% of the Company’s total outstanding common stock and has ceased to be a controlling shareholder of the Company, although it remains the largest shareholder of the Company.

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Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted -average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our shareholders	295,793	$8.88	591,888
Equity compensation plans not approved by our shareholders	—	—	—
Total	295,793	$8.88	591,888

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board is composed of three directors, each of whom is an independent director as defined by applicable law and Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board.

Management is responsible for the Company’s internal controls and the financial reporting process. Ciro E. Adams, CPA, LLC, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report on those financial statements. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors.

The Audit Committee has met and held discussions with management and Ciro E. Adams, CPA, LLC regarding the Company’s audited financial statements, the adequacy of the Company’s internal controls, the results of the audit, the overall quality of the Company’s financial reporting and any other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Management determined that as of December 31, 2019, the Company internal control over financial reporting had a material weakness related to deficiencies in controls over the application of complex accounting principles, timely and complete financial statement reviews and procedures to ensure all required disclosures are made in our financial statements. Specifically, (i) relevant operating information was not adequately used to develop accounting and financial information and served as a basis for reliable financial reporting, (ii) employees lacked full technical competence and training necessary for the nature and complexity of the entity’s activities, (iii) supporting analysis was not prepared for each nonroutine event or transaction that requires management’s judgement and/or estimate, and (iv) accounting procedures relevant to foreign subsidiaries were not sufficiently formal that management could determine whether the control objective is met, documentation supporting the procedures were in place, and personnel routinely knew the procedures that needed to be performed . During 2019, the Company completed certain measures to remediate material weaknesses related to internal control over financial reporting that had been identified as of December 31, 2018. Specifically, the Company (i) improved segregation of duties within the Company’s accounting and financial reporting functions, (ii) improved GAAP training of internal staff, and (iii) engaged an outside consultant to assist the Company on complex GAAP matters. And the Company further discontinued all China operations in the 1st quarter of 2020. The Company anticipates that the actions described above and resulting improvements in controls will strengthen the Company’s internal control over financial reporting and will, over time, address the related material weakness. However, because many of the controls in the Company’s system of internal controls rely extensively on manual review and approval, the successful operation of these controls may be required for several quarters prior to management being able to conclude that the material weakness has been remediated.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The Audit Committee of the Board furnished the foregoing report on its activities during the fiscal year ended December 31, 2019. The report is not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission (“SEC”) or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference.

SUBMITTED BY THE AUDIT COMMITTEE

Michael D. Belsky (Audit Committee Chair)
Lida Fang
Courtney Shea

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Independent Registered Public Accounting Firm

The Audit Committee retained Ciro E. Adams, CPA, LLC as independent registered public accountants to audit the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018. The following table summarizes fees received by Ciro E. Adams, CPA, LLC for professional services rendered to the Company.

Fees:	2019	2018
Audit Fees	$135,000	$97,500
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$135,000	$97,500

Audit Fees. For the fiscal years ended December 31, 2019 and 2018, the “Audit Fees” reported above were billed by Ciro E. Adams CPA LLC for professional services rendered for the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, services normally provided by the independent auditors in connection with statutory and regulatory filings and engagements, and comfort letters and consents.

Audit-Related Fees. The Company did not pay any audit-related fees to Ciro E. Adams CPA LLC in 2019 or 2018.

Tax Fees. The Company did not pay any tax-related fees to Ciro E. Adams CPA LLC in 2019 or 2018.

All Other Fees. The Company did not pay any other fees to Ciro E. Adams CPA LLC in 2019 or 2018.

Pre-Approval Policy and Independence

The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors. Under the policy, the Audit Committee is to specifically pre-approve any recurring audit and audit-related services to be provided during the following fiscal year. The Audit Committee also may generally pre-approve, up to a specified maximum amount, any nonrecurring audit and audit-related services for the following fiscal year. All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reported to the audit committee at its next scheduled meeting. Permissible non-audit services are to be pre-approved on a case-by-case basis. The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting. The Company’s independent auditors and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Exchange Act, the Company is required to disclose the approval by the Audit Committee of non-audit services performed by the Company’s independent auditors. Non-audit services are services other than those provided in connection with an audit review of the financial statements. During the period covered by this filing, all audit-related fees, tax fees and all other fees, and the services rendered in connection with those fees, as reported in the table shown above, were approved by the Company’s Audit Committee.

The Audit Committee considered the fact that Ciro E. Adams CPA LLC has not provided non-audit services to us, which the committee determined was compatible with maintaining auditor independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2018 and December 31, 2019, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except the following:

●	Cosmic Forward Limited filed a Form 4 on May 6, 2020 to report transactions that occurred on November 15, 2019
●	Malven Group Limited filed a Form 3 on April 27, 2020 to report transactions that occurred on March 31, 2020
●	Fang Lida filed a Form 4 on May 15, 2019 to report transactions that occurred on May 12, 2019;
●	Gong Haibin filed a Form 4 on May 15, 2019 to report transactions that occurred on May 12, 2019;
●	Zhang Hao filed a Form 4 on May 15, 2019 to report transactions that occurred on May 12, 2019.
●	Michael Belsky filed a Form 4 on May 15, 2019 to report transactions that occurred on May 12, 2019.
●	He Xin filed a Form 4 on May 15, 2019 to report transactions that occurred on May 12, 2019.
●	Shea Courtney C. filed a Form 3 on March 29, 2019 after becoming subject to Section 16(a) reporting requirements on March 22, 2019.
●	Michael Belsky filed a Form 3 on April 24, 2018 after becoming subject to Section 16(a) reporting requirements on January 22, 2018;
●	Xin (Adam) He filed a Form 3 on April 27, 2018 after becoming subject to Section 16(a) reporting requirements on January 22, 2018;
●	Xin (Adam) He filed a Form 4 on April 27, 2018 to report transactions that occurred on April 19, 2018.
●	Jingbo Song filed a Form 4 on April 24, 2018 to report transactions that occurred on April 19, 2018.
●	Maoji Wang filed a Form 4 on April 24, 2018 to report transactions that occurred on April 19, 2018.
●	Maoji Wang filed a Form 4 on May 30, 2018 to report transactions that occurred on May 25, 2018.
●	James Kirsch, our former Co-Executive Chairman, filed a Form 4 on April 24, 2018 to report transactions that occurred on April 19, 2018.
●	Hao Zhang filed a Form 4 on April 24, 2018 to report transactions that occurred on June 26, 2017.
●	Michael Belsky filed a Form 4 on April 27, 2018 to report transactions that occurred on April 19, 2018.

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TRANSACTION OF OTHER BUSINESS AT ANNUAL MEETING

As of the date of this proxy statement, the Board is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the Annual Meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS

In order to be included in Professional Diversity Network’s proxy materials for the 2020 annual meeting of stockholders, any proposal must be received by Monday, December 31, 2019 and otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, Professional Diversity Network’s bylaws establish advance notice procedures with regard to stockholder nominations for the election of directors or other business to be properly brought before an annual meeting. For nominations or other business to be properly brought before the meeting by a stockholder, a stockholder must provide written notice delivered to the Secretary of Professional Diversity Network not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting.

However, in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the one year anniversary date of the prior year’s meeting, a stockholder must provide written notice of any stockholder nominations for the election of directors or other business to the Secretary of Professional Diversity Network not earlier than the close of business on March 27, 2020, the 120th day before the date of the annual meeting and not later than the close of business on the later of (i) April 26, 2020, the 90th day prior to the annual meeting or (ii) May 21, 2020, the tenth day following the day on which a Public Announcement (as defined in Professional Diversity Network’s bylaws) of the annual meeting was first made.

The notice must contain specified information and representations concerning the stockholder (and the beneficial owner, if any, on whose behalf the nomination or proposal is made), the nominee(s) or other business.

All notices of nominations or proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to Professional Diversity Network, Inc., 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60607, Attention: Secretary. A copy of the full text of the bylaw provision discussed above may be obtained by writing to the Secretary of Professional Diversity Network.

The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any nominations or proposals that do not comply with these and other applicable requirements.

Because the Company did not have timely notice of any other matters to be brought before the Annual Meeting, the enclosed proxy card confers discretionary authority to vote on any other matters that may be presented at the meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single set of proxy materials to any household at which two or more shareholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of common stock. If your family has multiple accounts by which you hold common stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

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GENERAL INFORMATION

Voting Procedures

All matters specified in this proxy statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:30 a. m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Recording video and taking photographs will not be permitted during the meeting.

By Order of the Board of Directors

/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

Chicago, Illinois

May 12, 2020

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